UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): February 3, 2015 (January 28, 2015)

THIRD POINT REINSURANCE LTD.
(Exact name of registrant as specified in its charter)

Bermuda	001-36052	98-1039994
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
The Waterfront, Chesney House
96 Pitts Bay Road
Pembroke HM 08 Bermuda
(Address of principal executive offices and Zip Code)
Registrant’s telephone number, including area code: +1 441 542-3300
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Joint Venture and Investment Management Agreement
On January 28, 2015, Third Point Reinsurance USA Ltd. (“Third Point Re USA”), a Bermuda company licensed as a Class 4 insurer and an indirect wholly owned subsidiary of Third Point Reinsurance Ltd., a Bermuda exempted company (the “Company”), entered into an investment management agreement (the “Agreement”) with Third Point LLC and Third Point Advisors LLC (“TP GP”) (Third Point Re USA and TP GP, together with any other party admitted in the future as a participant, the “Participants”, and each a “Participant”) pursuant to which the parties created a joint venture (the “Account”) whereby Third Point LLC will manage the assets of Third Point Re USA and TP GP in accordance with the terms and subject to the conditions set forth in the Agreement. The Company and Third Point Reinsurance Company Ltd. (“Third Point Re”), a Bermuda company licensed as a Class 4 insurer and a direct wholly owned subsidiary of the Company, are currently parties to an existing investment management agreement with Third Point LLC and TP GP (the “TPRE Agreement”) whereby Third Point LLC manages the assets of Third Point Re and TP GP on substantially similar terms as those described in this Current Report on Form 8-K.

The following is a summary of the material terms of the Agreement:

Management Fee

Pursuant to the Agreement, Third Point LLC is entitled to receive a monthly payment in advance by Third Point Re USA, and any future Participant other than TP GP, that is equal to (i) 0.1667% (2.0% annualized) of the capital account of such Participant (before accounting for any accrual of a performance allocation described in the Agreement) minus (ii) the aggregate amount of certain payments paid by such Participant with respect to such month pursuant to the Founders’ Agreement originally dated as of December 22, 2011 among the Company, KEP TP Bermuda Ltd., KIA TP Bermuda Ltd., Pine Brook LVR, L.P., P RE Opportunities Ltd. and Dowling Capital Partners I, L.P. (the “Founders Agreement”), in each case pro-rated for intra-month withdrawals or contributions. This payment is debited against the capital account of each relevant Participant and paid in cash to Third Point LLC. The Founders Agreement is expected to be amended and restated to include Third Point Re USA as a party in connection with the initial capitalization of Third Point Re USA.

Performance Allocation

Under the Agreement, the Account has established one or more capital accounts to which capital contributions, withdrawals, net profit and net loss will be allocated in respect of each Participant. At the end of each fiscal year, a performance allocation (equal to 20% of the net profit allocable to the capital account of each Participant) will be reallocated to the capital account of TP GP from the capital account of each other Participant, provided that a performance allocation will not be made with respect to such capital account until such capital account has recouped the amount of any unrecouped net capital loss in its loss recovery account (as described below). If a Participant withdraws all or a portion of its capital account other than at the end of a fiscal year, the performance allocation accrued and attributable to the portion withdrawn will be debited against such Participant’s capital account and credited to TP GP’s capital account at the time of withdrawal.

Under the Agreement, Third Point LLC is required to maintain a loss recovery account in respect of each Participant, the opening balance of which will be zero. Thereafter, for any fiscal year, the loss recovery account balance shall be the sum of all prior year net loss amounts allocated to the Participant and not subsequently offset by prior year net profit amounts allocated to such Participant, provided that the loss recovery account balance shall be reduced proportionately to reflect any withdrawals made by such Participant. TP GP may waive or reduce the performance allocation, in its sole discretion. Third Point LLC and TP GP may elect, at the beginning of each fiscal year to restructure the performance allocation as a performance fee to Third Point LLC with the same terms as the performance allocation.

Investment Guidelines

Under the Agreement, Third Point LLC is required to adhere to the following investment guidelines relating to Third Point Re USA’s managed account:

Composition of Investments: At least 60% of the investment portfolio will be held in debt or equity securities (including swaps) of publicly traded companies (or their subsidiaries) and governments of OECD (the Organization of Economic Co-operation and Development) high income countries, asset-backed securities, cash, cash equivalents and gold and other precious metals. Except with the prior written consent of the Company’s investment committee, none of the assets in the investment portfolio will be held in illiquid investments traditionally considered “venture capital” or private equity investments without readily discernible market values. In addition, no investments in third party managed funds or other investment vehicles will be made without the consent of the Company’s investment committee.
Concentration of Investments: Other than cash, cash equivalents and United States government obligations, no single investment in the investment portfolio will constitute more than 15% of the portfolio.
Liquidity: Assets will be invested in such fashion that Third Point Re USA has a reasonable expectation that it can meet any of its liabilities as they become due. Third Point Re USA reviews the liquidity of the Third Point LLC portfolio on a periodic basis.
Net Exposure Limits: The investment portfolio may not employ greater than 1.5 times portfolio assets managed for more than 10 trading days in any 30-trading day period.

Contributions

Following its initial capitalization, Third Point Re USA intends to make an initial capital contribution to the Account in an amount to be determined. Third Point Re USA may elect to make additional capital contributions at the beginning of each calendar month or on specified intra-month days to the Account with the purpose of having the maximum investment exposure as may be prudent under the circumstances (as determined by Third Point Re USA’s board of directors). In addition, Third Point Re USA will be required, at the end of each calendar month following its initial capitalization, to make such additional capital contributions to the Account so that Third Point Re USA will have the maximum investment exposure as may be prudent under the circumstances (as determined by Third Point Re USA’s board of directors), but in no event shall less than 95% of its investable assets be invested through the Account after accounting for such additional required capital contributions.

In addition, the Agreement provides that TP GP will make additional capital contributions to the Account so that, at all times, the percentage obtained by dividing TP GP’s capital account by the aggregate capital accounts of all Participants is equal to at least 0.2%.

Term

The Agreement has an initial term ending on December 22, 2016, subject to automatic renewal for additional successive three-year terms unless a party notifies the other parties at least six months prior to the end of a term that it wishes to terminate the Agreement at the end of such term. The initial term of the Agreement is intended to coincide with the term of the TPRE Agreement.

Third Point Re USA may also terminate the Agreement upon the death, long-term disability or retirement of Daniel S. Loeb, or the occurrence of other circumstances in which Mr. Loeb is no longer directing the investment program of Third Point LLC.

Third Point Re USA may also withdraw as a Participant under the Agreement prior to the expiration of the Agreement’s term at any time only “for cause”, which is defined as:

• a material violation of applicable law relating to Third Point LLC’s advisory business;
• Third Point LLC’s fraud, gross negligence, willful misconduct or reckless disregard of its obligations under the Agreement;
• a material breach by Third Point LLC of Third Point Re USA’s investment guidelines that is not cured within a 15-day period;
• a conviction or, a plea of guilty or nolo contendere to a felony or a crime affecting the asset management business of Third Point LLC by certain senior officers of Third Point LLC;
• any act of fraud, material misappropriation, material dishonesty, embezzlement, or similar conduct against or involving Third Point Re USA by senior officers of Third Point LLC; or
• a formal administrative or other legal proceeding before the SEC, the CFTC, the FINRA, or any other U.S. or non-U.S. regulatory or self-regulatory organization against Third Point LLC; or certain key personnel which would likely have a material adverse effect on Third Point Re USA.

In addition, Third Point Re USA may withdraw as a participant under the Agreement prior to the expiration of its term if net investment performance of Third Point LLC has (a) incurred a loss in two successive calendar years and (ii) underperformed the S&P 500 Index by at least 10 percentage points for such two successive calendar years, taken as a whole, or (b) (i) incurred a cumulative loss of 10% or more during any 24-month period and (ii) underperformed the S&P 500 Index by at least 15 percentage points for such 24-month period. Third Point Re USA may not withdraw or terminate the Agreement on the basis of performance other than as provided above. If Third Point Re USA becomes dissatisfied with the results of the investment performance of Third Point LLC, Third Point Re USA will be unable to hire new investment managers until the Agreement expires by its terms or is terminated for cause.

Conflicts of Interest

Third Point LLC is not required to devote its full time to its duties under the Agreement, but must devote such amount of its time to such duties as is commercially reasonable and, in any event, such amount of time as is necessary and appropriate to conduct the affairs contemplated by the Agreement in good faith.

Third Point LLC and its owners, members, officers and principals may become involved in other business ventures. Third Point LLC and/or its affiliates also manage other assets (whether for their own account or for the account of a third party) that are invested or are available for investment in investment or trading activities (“Managed Accounts”) which may have substantially the same investment programs as the Account. In addition, Third Point LLC may determine to forego an investment on behalf of the Account, but permit employees of Third Point LLC to invest, or offer co-investment opportunities to its employees, its affiliates, one or more Participants or third parties in either case, including but not limited to situations where it determines in good faith that the amount available for the investment is greater than what Third Point LLC reasonably believes is appropriate for investment by the Account. The Account has no interest in the foregoing activities.

In executing securities transactions, Third Point LLC may combine orders of the Account and Managed Accounts, which may at times reduce the number of securities available for purchase by the Account. Third Point LLC is required to seek to allocate investment opportunities among the Account and the Managed Accounts in a fair and equitable manner taking into account each client’s best interests and investment objectives and restrictions. Third Point LLC has adopted procedures to help ensure that allocations do not reflect a practice of favoring or discriminating against any client or group of clients. Account performance shall not be a factor in trade allocations. Subject to the last sentence of this paragraph, Third Point LLC will manage the Account on a parallel pro rata basis with its Managed Accounts, employing primarily the same investment strategies, subject but not limited to each client’s varying stated investment objectives, including the amount of leverage used, investment restrictions and tax considerations. Consequently, when possible, client orders in the same security will be generally placed on an aggregated basis and allocated proportionately (taking into account leverage and such other factors described above) to each of the Account and the Managed Accounts participating therein. Third Point LLC may, however, increase or decrease the amount of securities allocated to an account to avoid holding odd-lot shares for particular clients or, in Third Point Re USA’s case, with approval of the Company’s investment committee. In the case of aggregated orders, if all such orders are not filled at the same price, the Account and each Managed Account will participate at the average share price for all Third Point LLC’s transactions in that security on a given day, and transaction costs will be shared pro-rata based on each of the Account’s and the Managed Accounts’ participation in the transaction. Third Point LLC or its affiliates may, in the future advise other funds or separately managed accounts that do not participate with the Account on a pro rata basis.

Monthly, and at times intra-month, as Third Point LLC may deem necessary in its sole discretion, Third Point LLC is required to execute rebalancing trades (based on monthly performance and cash inflows and outflows) to maintain to the extent practicable parity in the portfolio composition of the Account and the Managed Accounts, taking into account various factors including account leverage, investment restrictions and tax considerations. In order to effect a rebalancing, Third Point LLC will purchase or sell securities or other investments for the Account while at the same time Third Point LLC is selling or purchasing the same investments for one or more of the Managed Accounts. Transactions between the Account and Managed Accounts are for cash consideration at (i) the current market price of the particular securities if effected on the open market or (ii) the close of business market price for the particular securities on the day of the transaction if not effected on the open market.

Principal trades are to be effected by Third Point LLC in compliance with the Investment Advisers Act of 1940, as amended. Every principal trade shall require the prior written consent of disinterested members of the board of directors of Third Point Re USA. In the event it is determined in good faith by Third Point LLC that it would be advantageous to establish arrangements under which particular investments are held by the Account or a Managed Account, while the economic benefits and risks of such investments are shared by the Account and the Managed Accounts, which arrangements may entail the creation of special purpose vehicles, derivative contracts and other mechanisms for sharing risk and reward, then Third Point LLC will establish such arrangements only where there is no reasonable alternative, will seek to ensure that all such arrangements result in a fair and equitable sharing of risk and reward, taking into consideration any financing or other incremental costs, and will obtain approval from the Company’s investment committee for such arrangement.

In addition, to the fullest extent permitted by law, except as otherwise expressly provided, (i) whenever a conflict of interest exists or arises between Third Point LLC or any of its affiliates, on the one hand, and the Account or any of the Participants on the other hand, or (ii) whenever the Agreement or any other agreement provides that Third Point LLC must act in a manner which is, or provide terms which are, fair and reasonable, Third Point LLC must resolve such conflict of interest, take such action or provide such terms, considering in each case the relative interest of each party to such conflict, agreement, transaction or situation and the benefits and burdens relating to such interests, any customary or accepted industry practices, and any applicable generally accepted accounting practices or principles.

In selecting brokers or dealers to execute transactions, Third Point LLC may use soft dollars, which is the commission generated from a trade or other financial transaction between Third Point Re USA and Third Point LLC. Third Point LLC need not solicit competitive bids and does not have an obligation to seek the lowest available brokerage commissions, mark-ups or other compensation (collectively, “Commissions”). It is not Third Point LLC’s practice to negotiate “execution only” Commissions; thus, the Account may be deemed to be paying for research and other services provided by the broker or brokers which are included in the Commissions. Research and related services furnished by brokers will be limited to services that constitute research and brokerage services within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Accordingly, research and related services may include, but are not limited to, written information and analyses concerning specific securities, companies or sectors; market, financial and economic studies and forecasts, as well as discussions with research personnel; financial or industry publications; statistical and pricing services, along with hardware, software, data bases and other technical, technological and telecommunication services, lines and equipment utilized in the investment management process, including any updates, upgrades, modifications, maintenance, repairs, replacements, modernizations or improvements thereof. With respect to brokerage and research services obtained by the use of Commissions that also assist Third Point LLC in performing other functions that do not provide it with lawful and appropriate assistance in making investment decisions (such as accounting, recordkeeping or administrative services) (“Mixed Use Services”), Third Point LLC is required to make a reasonable allocation of the cost of such service according to its use and use Commissions to pay only for the eligible component that falls under the Section 28(e) safe harbor. Third Point LLC may have a conflict of interest when determining the allocation of Mixed Use Services between those services that primarily provide assistance in making investment decisions on behalf of its clients and those that primarily benefit Third Point LLC. The use of Commissions to obtain such other services that may be outside of the parameters of Section 28(e) will be paid for by Third Point LLC in hard dollars.

Expenses

Third Point LLC is not entitled to reimbursement for its own operating and overhead expenses attributable to the management of the Account (such as salaries, bonuses, rent, office, utilities and administrative expenses).

Except in certain circumstances described in the Agreement, the expenses to be paid by the Account will be borne by the Participants pro-rata in accordance with the balance in their respective capital accounts. Notwithstanding the foregoing, unless otherwise approved in writing by the Company’s investment committee, to the extent the aggregate amount of the expenses payable by the Account for any fiscal year (excluding, for the avoidance of doubt, any use of “soft dollars” in accordance with the Agreement and any indemnification payments made pursuant to the Agreement) exceed the product of (a) 0.0125 and (b) the average net assets of the Account (calculated as the average of the net assets determined as of each calendar month end) for such fiscal year, Third Point LLC will reimburse the amount of such excess.

Indemnification

To the fullest extent permitted by law, each Participant will (generally pro-rata in proportion to such Participant’s capital account) indemnify, defend and hold harmless Third Point LLC and its members, affiliates, managers, directors, officers and employees (each, a “Covered Person”) from and against losses and expenses that are incurred by any Covered Person directly or indirectly resulting from the performance of Third Point LLC’s obligations under the Agreement. The foregoing indemnification rights apply only to the extent that the losses for which indemnification is sought do not arise out of the Covered Person’s fraud, gross negligence, willful misconduct, or material breach of the Agreement.

Third Point LLC will indemnify and hold harmless each of the Participants against any losses and expenses caused by: (i) any misstatement or omission of material fact contained in a filing made by or on behalf of a Participant under the Exchange Act or other federal law or other public disclosure or other applicable law in so far as such losses and expenses arise out of or are based upon any written information provided by Third Point LLC regarding the Participants or the Account expressly for use in such filing or other public disclosure, to the extent (and only to the extent) that such misstatement or omission of a material fact contained in such filing occurs in reliance upon and in conformity with the written information furnished by Third Point LLC; (ii) Third Point LLC’s fraud, gross negligence or willful misconduct in the performance of its obligations; (iii) breaches of the investment guidelines set forth in the Agreement by Third Point LLC if not cured within 15 days of the date on which Third Point LLC receives a notice of such breach from a Participant; (iv) a material breach by Third Point LLC of the Agreement (other than the investment guidelines); or (v) violations of law by Third Point LLC.
Forward-Looking Statements
Certain statements in this Current Report on Form 8-K may constitute “forward-looking” statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, and as defined in the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, statements regarding the Company’s industry, business strategy, plans, goals and expectations concerning the Company’s market position, international expansion, future operations, margins, profitability, future efficiencies, capital expenditures, liquidity and capital resources and other financial and operating information. When used in this Current Report on Form 8-K, the words “may,” “believes,” “intends,” “seeks,” “anticipates,” “plans,” “estimates,” “expects,” “should,” “assumes,” “continues,” “could,” “will,” “future” and the negative of these or similar terms and phrases are intended to identify forward-looking statements in this Current Report on Form 8-K.

Forward-looking statements reflect the Company’s current expectations regarding future events, results or outcomes. These expectations may or may not be realized. Although the Company believes the expectations reflected in the forward-looking statements are reasonable, the Company can give no assurance that these expectations will prove to have been correct. Some of these expectations may be based upon assumptions, data or judgments that prove to be incorrect. Actual events, results and outcomes may differ materially from the Company’s expectations due to a variety of known and unknown risks, uncertainties and other factors.

Factors that could materially affect these forward-looking statements can be found in the Company’s periodic and current reports filed with the Securities and Exchange Commission. In evaluating the forward-looking statements, readers are urged to carefully consider the factors discussed under the caption “Risk Factors” in Item 1A of the Company’s most recently filed Annual Report on Form 10-K as well as any additional risk factors included in the Company’s periodic or current reports since the date of that Annual Report on Form 10-K. Although it is not possible to identify all of these risks and factors, they include, among others, the following:

• limited historical information about the Company;
• operational structure currently is being developed;
• fluctuation in results of operations;
• more established competitors;
• losses exceeding reserves;
• downgrades or withdrawal of ratings by rating agencies;
• depending on key executives;
• dependence on letter of credit facilities that may not be available on commercially acceptable terms;
• potential inability to pay dividends;
• unavailability of capital in the future;
• dependence on clients’ evaluations of risks associated with such clients’ insurance underwriting;
• suspension or revocation of the Company’s reinsurance licenses;
• potentially being deemed an investment company under U.S. federal securities law;
• potential characterization of the Company and/or Third Point Reinsurance Company Ltd. as a passive foreign investment company;
• dependence on Third Point LLC, the Company’s investment manager, to implement the Company’s investment strategy;
• termination by Third Point LLC of the TPRE Agreement or the Agreement;
• risks associated with the Company’s investment strategy being greater than those faced by competitors;
• increased regulation or scrutiny of alternative investment advisers affecting the Company’s reputation;
• the Company potentially becoming subject to United States federal income taxation;
• the Company potentially becoming subject to U.S. withholding and information reporting requirements under the Foreign Account Tax Compliance Act; and
• other risks and factors listed under “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and other periodic and current reports filed with the Securities and Exchange Commission.

Any one of these factors or a combination of these factors could materially affect the Company’s financial condition or future results of operations and could influence whether any forward-looking statements contained in this Current Report on Form 8-K ultimately prove to be accurate. The Company’s forward-looking statements are not guarantees of future performance, and readers should not place undue reliance on them. All forward-looking statements speak only as of the date made and the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 3, 2015	/s/ Tonya L. Marshall
	Name:	Tonya L. Marshall
	Title:	Executive Vice President, General Counsel and Secretary